EXHIBIT 32.2

                         SPECTRE TECHNOLOGY CORPORATION
          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Julius Briner, the Chief Financial Officer of Spectre Technology Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:


(1) the Quarterly Report on Form 10-QSB/A of the Company for the fiscal year ended June 30, 2006 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Spectre Technology and will be retained by Spectre Technology and furnished to the Securities and Exchange Commission or its staff upon request.






Date: February 8, 2007                                 By: /s/ Julius Briner
                                                       -----------------
                                                       Julius Briner
                                                       Chief Financial Officer